For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
April 18, 2019	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings up 9.8%

Clinton, NJ, April 18, 2019 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.7 million, or $0.52 per diluted share, for the quarter ended March 31, 2019, compared to $5.2 million, or $0.48 per diluted share, for the prior year’s first quarter.

First Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $1.3 million to $14.2 million for the quarter ended March 31, 2019, compared to the prior year’s quarter, due to loan growth and an increased net interest margin.

•
Net interest margin expanded 7 basis points to 4.06%, compared to 3.99% for the prior year’s quarter and increased 5 basis points from 4.01% in the prior sequential quarter ended December 31, 2018 despite the inverted yield curve. The net interest margin is expected to remain stable.

•	The provision for loan losses was unchanged at $500 thousand for each of the quarters ended March 31, 2019 and 2018.

•
Noninterest income decreased $266 thousand to $2.0 million compared to the prior year’s quarter and increased $66 thousand compared to the prior sequential quarter. The quarter included lower loan payoff charges and reduced premiums received on SBA loan sales.

•
Noninterest expense increased $282 thousand to $8.5 million compared to the prior year’s quarter and increased $208 thousand compared to the prior sequential quarter. The increases were primarily due to investments in software and equipment to remain efficient, secure and competitive technologically. Compensation and benefits expense remained flat as lower benefits costs partially offset increased salary expense.

•	The effective tax rate was 20.9% compared to 19.1% in the prior year’s quarter

Balance Sheet Highlights

•
Total loans increased $8.4 million, or 0.6%, from year-end 2018 to $1.3 billion at March 31, 2019. Loan originations for the quarter were on target. However, overall growth was impacted by increased payoffs in both commercial and residential mortgage loans. Commercial, residential mortgage and consumer loan portfolios increased $8.1 million, $2.4 million and $1.6 million, respectively, partially offset by a decline of $3.7 million in SBA loans. We experienced record volume in residential mortgage originations during the quarter.

•
Total deposits increased $18.9 million, or 1.6%, from year-end 2018 to $1.2 billion at March 31, 2019. Growth consisted primarily of time deposits while demand deposits declined due to seasonal outflows of municipal deposits.

•	Borrowed funds decreased $15.0 million to $205.0 million at March 31, 2019.

•	Shareholders’ equity was $143.7 million at March 31, 2019, an increase of $5.2 million from year-end 2018, due to retained net income.

•	Book value per common share was $13.28 as of March 31, 2019.

•
At March 31, 2019, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 10.09%, 11.78%, 12.62% and 13.87% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•
Credit quality remains strong. Nonperforming loans consisted of $5.2 million in well secured residential mortgage loans. Nonperforming assets to total assets were 0.47% and the allowance to total loans ratio remained at 1.19% at March 31, 2019. Net charge-offs were $304 thousand for the quarter.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.6 billion in assets and $1.2 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
March 31, 2019

				Mar 31, 2019 vs.
				Dec 31, 2018	Mar 31, 2018
(In thousands, except percentages and per share amounts)	Mar 31, 2019	Dec 31, 2018	Mar 31, 2018%		%
BALANCE SHEET DATA:
Total assets	$1,590,046	$1,579,157	$1,439,902	0.7%	10.4%
Total deposits	1,226,586	1,207,687	1,117,514	1.6	9.8
Total loans	1,312,994	1,304,566	1,195,110	0.6	9.9
Total securities	62,962	63,732	67,521	(1.2)	(6.8)
Total shareholders' equity	143,717	138,488	123,104	3.8	16.7
Allowance for loan losses	(15,684)	(15,488)	(14,196)	1.3	10.5

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$7,260	$7,350	$6,464	(1.2)	12.3
Provision for income taxes	1,520	1,547	1,235	(1.7)	23.1
Net income	$5,740	$5,803	$5,229	(1.1)	9.8

Net income per common share - Basic	$0.53	$0.54	$0.49	(1.9)	8.2
Net income per common share - Diluted	$0.52	$0.53	$0.48	(1.9)	8.3

Performance ratios:
Return on average assets	1.55%	1.56%	1.53%
Return on average equity	16.52%	17.00%	17.69%
Efficiency ratio	52.53%	50.69%	54.00%
Net interest margin	4.06%	4.01%	3.99%
Noninterest expense to average assets	2.29%	2.22%	2.40%

SHARE INFORMATION:
Market price per share	$18.88	$20.76	$22.00	(9.1)	(14.2)
Dividends paid	$0.07	$0.07	$0.06	—	16.7
Book value per common share	$13.28	$12.85	$11.50	3.3	15.5
Average diluted shares outstanding (QTD)	10,955	10,935	10,853	0.2	0.9

CAPITAL RATIOS:
Total equity to total assets	9.04%	8.77%	8.55%
Leverage ratio	10.09%	9.90%	9.46%
Common equity tier 1 risk-based capital ratio	11.78%	11.40%	11.14%
Tier 1 risk-based capital ratio	12.62%	12.24%	12.07%
Total risk-based capital ratio	13.87%	13.49%	13.24%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$7,547	$6,929	$4,333	8.9	74.2
QTD net chargeoffs (annualized) to QTD average loans	0.09%	—%	(0.05)%
Allowance for loan losses to total loans	1.19%	1.19%	1.19%
Nonperforming assets to total loans and OREO	0.57%	0.53%	0.36%
Nonperforming assets to total assets	0.47%	0.44%	0.30%

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
March 31, 2019

				Mar 31, 2019 vs.
				Dec 31, 2018		Mar 31, 2018
(In thousands, except percentages)	Mar 31, 2019	Dec 31, 2018	Mar 31, 2018%			%
ASSETS
Cash and due from banks	$20,737	$20,028	$17,044	3.5%		21.7%
Federal funds sold, interest-bearing deposits and repos	128,400	125,487	99,243	2.3		29.4
Cash and cash equivalents	149,137	145,515	116,287	2.5		28.2
Securities:
Securities available for sale	45,934	46,713	50,162	(1.7)		(8.4)
Securities held to maturity	14,780	14,875	16,168	(0.6)		(8.6)
Equity securities	2,248	2,144	1,191	4.9		88.7
Total securities	62,962	63,732	67,521	(1.2)		(6.8)
Loans:
SBA loans held for sale	8,010	11,171	21,579	(28.3)		(62.9)
SBA loans held for investment	38,815	39,333	42,734	(1.3)		(9.2)
Commercial loans	702,235	694,102	636,684	1.2		10.3
Residential mortgage loans	438,431	436,056	380,857	0.5		15.1
Consumer loans	125,503	123,904	113,256	1.3		10.8
Total loans	1,312,994	1,304,566	1,195,110	0.6		9.9
Allowance for loan losses	(15,684)	(15,488)	(14,196)	1.3		10.5
Net loans	1,297,310	1,289,078	1,180,914	0.6		9.9
Premises and equipment, net	23,059	23,371	23,405	(1.3)		(1.5)
Bank owned life insurance ("BOLI")	24,861	24,710	24,398	0.6		1.9
Deferred tax assets	5,320	5,350	4,059	(0.6)		31.1
Federal Home Loan Bank ("FHLB") stock	10,120	10,795	9,308	(6.3)		8.7
Accrued interest receivable	6,926	6,399	5,898	8.2		17.4
Other real estate owned ("OREO")	273	56	56	387.5		387.5
Goodwill	1,516	1,516	1,516	—		—
Other assets	8,562	8,635	6,540	(0.8)		30.9
Total assets	$1,590,046	$1,579,157	$1,439,902	0.7%		10.4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$259,114	$270,152	$265,346	(4.1	) %	(2.3	) %
Interest-bearing demand	166,409	185,792	162,848	(10.4)		2.2
Savings	399,006	394,727	408,255	1.1		(2.3)
Time Deposits	402,057	357,016	281,065	12.6		43.0
Total deposits	1,226,586	1,207,687	1,117,514	1.6		9.8
Borrowed funds	195,000	210,000	181,000	(7.1)		7.7
Subordinated debentures	10,310	10,310	10,310	—		—
Accrued interest payable	419	406	410	3.2		2.2
Accrued expenses and other liabilities	14,014	12,266	7,564	14.3		85.3
Total liabilities	1,446,329	1,440,669	1,316,798	0.4		9.8
Shareholders' equity:
Common stock	88,779	88,484	87,361	0.3		1.6
Retained earnings	55,145	50,161	35,713	9.9		54.4
Accumulated other comprehensive (loss) income	(207)	(157)	30	NM		NM
Total shareholders' equity	143,717	138,488	123,104	3.8		16.7
Total liabilities and shareholders' equity	$1,590,046	$1,579,157	$1,439,902	0.7%		10.4%

Issued and outstanding common shares	10,822	10,780	10,709
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
March 31, 2019

				Mar 31, 2019 vs.
	For the three months ended			Dec 31, 2018		Mar 31, 2018
(In thousands, except percentages and per share amounts)	Mar 31, 2019	Dec 31, 2018	Mar 31, 2018	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$221	$210	$205	$11	5.2%	$16	7.8%
FHLB stock	116	104	134	12	11.5	(18)	(13.4)
Securities:
Taxable	475	466	492	9	1.9	(17)	(3.5)
Tax-exempt	29	28	31	1	3.6	(2)	(6.5)
Total securities	504	494	523	10	2.0	(19)	(3.6)
Loans:
SBA loans	995	974	1,183	21	2.2	(188)	(15.9)
Commercial loans	9,069	9,167	7,726	(98)	(1.1)	1,343	17.4
Residential mortgage loans	5,560	5,172	4,340	388	7.5	1,220	28.1
Consumer loans	2,035	1,939	1,529	96	5.0	506	33.1
Total loans	17,659	17,252	14,778	407	2.4	2,881	19.5
Total interest income	18,500	18,060	15,640	440	2.4	2,860	18.3
INTEREST EXPENSE
Interest-bearing demand deposits	409	389	224	20	5.1	185	82.6
Savings deposits	1,119	1,103	776	16	1.5	343	44.2
Time deposits	2,007	1,861	1,000	146	7.8	1,007	100.7
Borrowed funds and subordinated debentures	749	543	768	206	37.9	(19)	(2.5)
Total interest expense	4,284	3,896	2,768	388	10.0	1,516	54.8
Net interest income	14,216	14,164	12,872	52	0.4	1,344	10.4
Provision for loan losses	500	500	500	—	—	—	—
Net interest income after provision for loan losses	13,716	13,664	12,372	52	0.4	1,344	10.9
NONINTEREST INCOME
Branch fee income	368	413	330	(45)	(10.9)	38	11.5
Service and loan fee income	442	690	564	(248)	(35.9)	(122)	(21.6)
Gain on sale of SBA loans held for sale, net	316	298	547	18	6.0	(231)	(42.2)
Gain on sale of mortgage loans, net	350	277	424	73	26.4	(74)	(17.5)
BOLI income	151	165	171	(14)	(8.5)	(20)	(11.7)
Net security gains (losses)	100	(193)	(15)	293	151.8	115	766.7
Other income	293	304	265	(11)	(3.6)	28	10.6
Total noninterest income	2,020	1,954	2,286	66	3.4	(266)	(11.6)
NONINTEREST EXPENSE
Compensation and benefits	4,845	4,845	4,834	—	—	11	0.2
Occupancy	694	681	690	13	1.9	4	0.6
Processing and communications	716	716	689	—	—	27	3.9
Furniture and equipment	657	616	536	41	6.7	121	22.6
Professional services	288	252	251	36	14.3	37	14.7
Loan collection & OREO expenses	66	31	6	35	112.9	60	1,000.0
Other loan expenses (recoveries)	46	(2)	33	48	2,400.0	13	39.4
Deposit insurance	167	189	186	(22)	(11.6)	(19)	(10.2)
Advertising	348	360	319	(12)	(3.3)	29	9.1
Director fees	163	169	162	(6)	(3.6)	1	0.6
Other expenses	486	411	488	75	18.2	(2)	(0.4)
Total noninterest expense	8,476	8,268	8,194	208	2.5	282	3.4
Income before provision for income taxes	7,260	7,350	6,464	(90)	(1.2)	796	12.3
Provision for income taxes	1,520	1,547	1,235	(27)	(1.7)	285	23.1
Net income	$5,740	$5,803	$5,229	$(63)	(1.1)%	$511	9.8%

Effective tax rate	20.9%	21.0%	19.1%

Net income per common share - Basic	$0.53	$0.54	$0.49
Net income per common share - Diluted	$0.52	$0.53	$0.48

Weighted average common shares outstanding - Basic	10,801	10,765	10,678
Weighted average common shares outstanding - Diluted	10,955	10,935	10,853

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
March 31, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	March 31, 2019			December 31, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$38,066	$221	2.35%	$34,551	$210	2.41%
FHLB stock	6,951	116	6.77	5,762	104	7.16
Securities:
Taxable	58,735	475	3.28	58,350	466	3.17
Tax-exempt	4,588	36	3.18	4,776	35	2.91
Total securities (A)	63,323	511	3.27	63,126	501	3.15
Loans:
SBA loans	50,015	995	8.07	53,803	974	7.18
Commercial loans	697,856	9,069	5.27	698,609	9,167	5.21
Residential mortgage loans	439,904	5,560	5.13	423,674	5,172	4.84
Consumer loans	125,987	2,035	6.55	121,214	1,939	6.35
Total loans (B)	1,313,762	17,659	5.45	1,297,300	17,252	5.28
Total interest-earning assets	$1,422,102	$18,507	5.28%	$1,400,739	$18,067	5.12%

Noninterest-earning assets:
Cash and due from banks	26,105			25,410
Allowance for loan losses	(15,753)			(15,266)
Other assets	70,586			66,925
Total noninterest-earning assets	80,938			77,069
Total assets	$1,503,040			$1,477,808

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$182,080	$409	0.91%	$187,827	$389	0.82%
Total savings deposits	397,209	1,119	1.14	406,681	1,103	1.08
Total time deposits	370,990	2,007	2.19	356,520	1,861	2.07
Total interest-bearing deposits	950,279	3,535	1.51	951,028	3,353	1.40
Borrowed funds and subordinated debentures	134,877	749	2.25	108,465	543	1.99
Total interest-bearing liabilities	$1,085,156	$4,284	1.60%	$1,059,493	$3,896	1.46%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	262,664			271,440
Other liabilities	14,327			11,454
Total noninterest-bearing liabilities	276,991			282,894
Total shareholders' equity	140,893			135,421
Total liabilities and shareholders' equity	$1,503,040			$1,477,808

Net interest spread		$14,223	3.68%		$14,171	3.66%
Tax-equivalent basis adjustment		(7)			(7)
Net interest income		$14,216			$14,164
Net interest margin			4.06%			4.01%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
March 31, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	March 31, 2019			March 31, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$38,066	$221	2.35%	$48,936	$205	1.70%
FHLB stock	6,951	116	6.77	7,799	134	6.97
Securities:
Taxable	58,735	475	3.28	63,393	492	3.15
Tax-exempt	4,588	36	3.18	5,349	38	2.88
Total securities (A)	63,323	511	3.27	68,742	530	3.13
Loans:
SBA loans	50,015	995	8.07	68,376	1,183	7.02
Commercial loans	697,856	9,069	5.27	632,409	7,726	4.95
Residential mortgage loans	439,904	5,560	5.13	371,061	4,340	4.74
Consumer loans	125,987	2,035	6.55	110,947	1,529	5.59
Total loans (B)	1,313,762	17,659	5.45	1,182,793	14,778	5.07
Total interest-earning assets	$1,422,102	$18,507	5.28%	$1,308,270	$15,647	4.85%

Noninterest-earning assets:
Cash and due from banks	26,105			23,244
Allowance for loan losses	(15,753)			(13,949)
Other assets	70,586			65,686
Total noninterest-earning assets	80,938			74,981
Total assets	$1,503,040			$1,383,251

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$182,080	$409	0.91%	$178,385	$224	0.51%
Total savings deposits	397,209	1,119	1.14	403,222	776	0.78
Total time deposits	370,990	2,007	2.19	252,000	1,000	1.61
Total interest-bearing deposits	950,279	3,535	1.51	833,607	2,000	0.97
Borrowed funds and subordinated debentures	134,877	749	2.25	167,458	768	1.86
Total interest-bearing liabilities	$1,085,156	$4,284	1.60%	$1,001,065	$2,768	1.12%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	262,664			252,128
Other liabilities	14,327			8,910
Total noninterest-bearing liabilities	276,991			261,038
Total shareholders' equity	140,893			121,148
Total liabilities and shareholders' equity	$1,503,040			$1,383,251

Net interest spread		$14,223	3.68%		$12,879	3.73%
Tax-equivalent basis adjustment		(7)			(7)
Net interest income		$14,216			$12,872
Net interest margin			4.06%			3.99%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
March 31, 2019

Amounts in thousands, except percentages	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$15,488	$14,988	$14,634	$14,196	$13,556
Provision for loan losses charged to expense	500	500	500	550	500
	15,988	15,488	15,134	14,746	14,056
Less: Chargeoffs
SBA loans	308	—	169	104	81
Commercial loans	1	10	—	—	—
Residential mortgage loans	—	—	—	—	—
Consumer loans	1	—	—	16	6
Total chargeoffs	310	10	169	120	87
Add: Recoveries
SBA loans	1	3	1	3	64
Commercial loans	5	5	5	4	16
Residential mortgage loans	—	—	—	—	13
Consumer loans	—	2	17	1	134
Total recoveries	6	10	23	8	227
Net chargeoffs (recoveries)	304	—	146	112	(140)
Balance, end of period	$15,684	$15,488	$14,988	$14,634	$14,196

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$814	$1,560	$1,296	$1,421	$933
Commercial loans	1,046	1,076	1,234	2,061	1,069
Residential mortgage loans	5,243	4,211	3,537	1,660	1,952
Consumer loans	171	26	128	67	323
Total nonperforming loans (1)	7,274	6,873	6,195	5,209	4,277
Other real estate owned ("OREO")	273	56	56	56	56
Nonperforming assets	7,547	6,929	6,251	5,265	4,333
Less: Amount guaranteed by SBA	68	89	104	129	27
Net nonperforming assets	$7,479	$6,840	$6,147	$5,136	$4,306

Loans 90 days past due & still accruing	$39	$98	$546	$286	$—

Performing Troubled Debt Restructurings (TDRs)	$738	$745	$755	$767	$774
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$738	$745	$755	$767	$774

Allowance for loan losses to:
Total loans at quarter end	1.19%	1.19%	1.17%	1.17%	1.19%
Nonperforming loans (1)	215.62	225.35	241.94	280.94	331.91
Nonperforming assets	207.82	223.52	239.77	277.95	327.63
Net nonperforming assets	209.71	226.43	243.83	284.93	329.68

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	2.49%	(0.02)%	1.17%	0.65%	0.10%
Commercial loans	—	—	—	—	(0.01)
Residential mortgage loans	—	—	—	—	(0.01)
Consumer loans	—	(0.01)	(0.06)	0.05	(0.47)
Total loans	0.09%	—%	0.05%	0.04%	(0.05)%

Nonperforming loans to total loans	0.55%	0.53%	0.48%	0.42%	0.36%
Nonperforming loans and TDRs to total loans	0.61	0.58	0.54	0.48	0.42
Nonperforming assets to total loans and OREO	0.57	0.53	0.49	0.42	0.36
Nonperforming assets to total assets	0.47	0.44	0.40	0.35	0.30

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
March 31, 2019

(In thousands, except percentages and per share amounts)	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
SUMMARY OF INCOME:
Total interest income	$18,500	$18,060	$17,194	$16,369	$15,640
Total interest expense	4,284	3,896	3,627	3,225	2,768
Net interest income	14,216	14,164	13,567	13,144	12,872
Provision for loan losses	500	500	500	550	500
Net interest income after provision for loan losses	13,716	13,664	13,067	12,594	12,372
Total noninterest income	2,020	1,954	2,479	2,312	2,286
Total noninterest expense	8,476	8,268	8,801	8,158	8,194
Income before provision for income taxes	7,260	7,350	6,745	6,748	6,464
Provision for income taxes	1,520	1,547	1,255	1,351	1,235
Net income	$5,740	$5,803	$5,490	$5,397	$5,229

Net income per common share - Basic	$0.53	$0.54	$0.51	$0.50	$0.49
Net income per common share - Diluted	$0.52	$0.53	$0.50	$0.49	$0.48

COMMON SHARE DATA:
Market price per share	$18.88	$20.76	$22.90	$22.75	$22.00
Dividends paid	$0.07	$0.07	$0.07	$0.07	$0.06
Book value per common share	$13.28	$12.85	$12.37	$11.94	$11.50

Weighted average common shares outstanding - Basic	10,801	10,765	10,743	10,717	10,678
Weighted average common shares outstanding - Diluted	10,955	10,935	10,936	10,915	10,853
Issued and outstanding common shares	10,822	10,780	10,756	10,731	10,709

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.55%	1.56%	1.50%	1.53%	1.53%
Return on average equity	16.52	17.00	16.64	17.32	17.69
Efficiency ratio	52.53	50.69	54.86	52.80	54.00
Noninterest expense to average assets	2.29	2.22	2.41	2.32	2.40

BALANCE SHEET DATA:
Total assets	1,590,046	1,579,157	1,553,152	1,514,120	1,439,902
Total deposits	1,226,586	1,207,687	1,219,473	1,146,399	1,117,514
Total loans	1,312,994	1,304,566	1,283,304	1,246,511	1,195,110
Total securities	62,962	63,732	63,399	65,682	67,521
Total shareholders' equity	143,717	138,488	133,067	128,141	123,104
Allowance for loan losses	(15,684)	(15,488)	(14,988)	(14,634)	(14,196)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.28%	5.12%	4.97%	4.91%	4.85%
Interest-bearing liabilities	1.60	1.46	1.38	1.27	1.12
Net interest spread	3.68	3.66	3.59	3.64	3.73
Net interest margin	4.06	4.01	3.92	3.95	3.99

CREDIT QUALITY:
Nonperforming assets	7,547	6,929	6,251	5,265	4,333
QTD net chargeoffs (annualized) to QTD average loans	0.09%	—%	0.05%	0.04%	(0.05)%
Allowance for loan losses to total loans	1.19	1.19	1.17	1.17	1.19
Nonperforming assets to total loans and OREO	0.57	0.53	0.49	0.42	0.36
Nonperforming assets to total assets	0.47	0.44	0.40	0.35	0.30

(In thousands, except percentages and per share amounts)	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.04%	8.77%	8.57%	8.46%	8.55%
Leverage ratio	10.09	9.90	9.74	9.63	9.46
Common equity tier 1 risk-based capital ratio	11.78	11.40	11.15	11.05	11.14
Tier 1 risk-based capital ratio	12.62	12.24	12.00	11.92	12.07
Total risk-based capital ratio	13.87	13.49	13.25	13.14	13.24
Number of banking offices	19	19	19	19	18
Number of ATMs	20	20	20	20	19
Number of employees	190	198	195	197	199